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                               [Graphic Omitted]
                                      The
                                     IRISH
                                Investment Fund
















                               Semi-Annual Report
                    For the Six Months Ended April 30, 1998


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

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                              Chairman's Letter
                              -----------------

 Dear Stockholder,

     The Irish equity market produced another strong performance during the quarter ended April 30, 1998, gaining 21.8% in Irish pound terms. The strength of the Irish pound against the U.S. dollar translated this gain into 24.9% in U.S. dollar terms. Over the same period, the net asset value ("NAV") of The Irish Investment Fund, Inc. (the "Fund") increased to $26.67 from $20.54. This represents a return of 29.8% for the quarter.

     ECONOMIC REVIEW

     The Irish economy is experiencing a sustained period of rapid economic growth that began in 1993 and continues at a vigorous pace in 1998. The Irish Central Bank is forecasting that the Irish economy will expand by 7.5% in 1998 following a growth rate of 8.7% in 1997.

     Ireland has enjoyed rapid rates of employment growth over the past number of years and the unemployment rate at the end of March 1998 stood at 9.4%. This is the lowest unemployment rate experienced for almost 20 years and a sharp reduction from a rate of 15.5% recorded in 1993. This figure is even more impressive given that the significant net migration into the country over the past three years has added to the available labor force.

     Consumer spending has accelerated over the past six months as strong employment growth and personal income tax reductions have fueled increased spending. Retail sales in the first two months of the year rose by 10.0% over 1997 levels. New automobile sales increased by 14.4% in the first quarter over the previous year's level, which followed an increase of 18.7% for the year ended 1997. This strength in consumer spending, allied with the continuing growth of the housing market, has led to an expansion of private sector credit for the three months ending in March with a 25% increase over 1997 levels.

     The above mentioned factors, in conjunction with the strength of Sterling, is causing some concern to policy makers. It is also being reflected in consumer price inflation, which has accelerated to 2.5% for the 12 months ended April 30, 1998 from a low rate of 1.4% for the year ended 1997. In an effort to counteract these pressures, the Irish Central Bank recently revalued the Irish pound within the European currency system by 3.0%.

     On the broader front, the European Community has decided that the Irish pound will be one of the currencies that will be merged into the new Euro currency, which comes into being on January 1, 1999. While this is seen as being positive overall for the Irish economy, there is some concern about the decision on the part of the U.K. not to join the Euro currency because it continues to be Ireland's largest trading partner.

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

--------------------------------------------------------------------------------
     POLITICAL ENVIRONMENT

     The electorates of both Northern and Southern Ireland have now overwhelmingly approved the historic Peace Agreement, which was reached in Northern Ireland under the Chairmanship of U.S. Senator George Mitchell. While challenges remain in relation to many elements of the Peace Agreement, the Northern Ireland economy is expected to benefit substantially from the implementation of various aid packages which, together with the improved environment, will stimulate tourism and other key industries.

     The Fund currently has holdings in Northern Ireland and will continue to seek further suitable investments.

     STOCK MARKET REVIEW

     As previously mentioned, the Irish equity market performed strongly over the quarter ended April 30, 1998, registering a gain of 21.8%. A comparison with major international markets is shown below:

                                               Local
                                             Currency            U.S. $
                                             --------            ------
 U.S. Equities                                +13.4%             +13.4%
 U.K. Equities                                + 9.9%             +12.4%
 Japanese Equities                            - 5.9%             - 9.9%
 Irish Equities                               +21.8%             +24.9%

     The key features of the Irish market over the quarter were the support of strong performance by equity markets across Europe and buoyant 1997 annual results from many Irish companies. Indeed, given that valuations for many of the stocks in the Irish market are now in line with their international peers, strong profit growth by the Irish companies appears to be driving their relative outperformance in relationship to their historical price-to-earnings ratio levels. Consider the following table of 1997 results for some Irish stocks held by the Fund:

                                                    % Change in       % Dividend
                                                    Earnings per        Increase
 Company                     Industry                Share 1997           1997
 -------                     --------                ----------       ----------
 Allied Irish Banks          Banking                   +25.0%            +18.0%
 CRH                         Building Materials        +21.4%            +14.7%
 Waterford Wedgewood         Luxury Products           +17.5%            +14.2%
 Kerry Group                 Food                      +16.2%            +15.7%
 Independent Newspapers      Media                     +24.3%            +13.0%

     Financial stocks once again led the market higher with Allied Irish Banks (+29.6%) buoyed by strong results and Hibernian Group (+63.5%) driven higher by speculation concerning merger activity in financial services which is being anticipated across Europe as Monetary Union approaches.

     Iona Technologies' stock price rose by 63.5% as the company saw revenues increase by 93% in the first quarter of 1998, confirming its high growth potential. Iona is one of a small, but increasing, number of successful indigenous Irish technology firms. The Fund continues to search for new investment opportunities in the emerging Irish technology industry.

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

     CURRENT OUTLOOK

     The Irish economy continues to deliver unprecedented rates of economic growth and the fundamentals remain strong. The path to the new Euro currency, which comes into being on January 1, 1999 and, by implication, the introduction of European interest rates to Ireland, places the country in uncharted economic waters. While rising inflation is a risk in the short-term, Ireland's competitive flexible labor force is well placed to thrive within the new Euro currency bloc.

     The Irish market stands on a price-to-earnings ratio for 1998 of 18.9 times and offers a dividend yield of 1.7%. The Fund retains its fully invested position.

    Sincerely,
/s/ Peter Hooper
    Peter Hooper
    Chairman of the Board

    May 26, 1998

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

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                       Statement of Net Assets (unaudited)
                       -----------------------------------

    April 30, 1998                            Shares            Value (Note A)

  IRISH COMMON STOCKS (98.5%)

    Abbey                                     698,600          U.S. $ 4,462,162
    Adare Printing Group                      320,000                 4,626,926
    Allied Irish Banks                      1,817,688                25,006,377
    Avonmore Waterford Group                1,153,610                 5,166,010
    BCO Technologies                          535,700                 1,868,296
    Boxmore International                     393,000                 1,930,927
    Clondalkin Group                          268,850                 2,679,623
    CRH                                     1,018,036                14,534,143
    FBD Holdings                              260,000                 2,007,434
    Fyffes                                  1,635,000                 4,429,762
    Green Property Group                      907,143                 7,194,979
    Greencore Group                           542,568                 3,313,209
    Hibernian Group                           500,000                 6,036,341
    Independent Newspapers                    309,999                 1,871,260
    IONA Technologies                         169,300                 5,269,463
    Irish Life                                500,000                 4,639,560
    I.W.P., International                     639,886                 3,817,657
    Jury's Hotel Group                        691,792                 6,021,055
    Kerry Group, Series A                     465,000                 7,343,631
    Smurfit (Jefferson) Group               2,785,840                10,363,523
    United Drug                               437,500                 2,978,689
    Waterford Wedgewood                     3,565,739                 5,956,647

  TOTAL IRISH COMMON STOCKS
    (Cost U.S. $56,325,957)                                         131,517,674
-------------------------------------------------------------------------------
  UNITED KINGDOM COMMON STOCK (1.2%)
-------------------------------------------------------------------------------
    Galen Holdings                            200,000                 1,622,519

  TOTAL UNITED KINGDOM COMMON STOCK
    (Cost U.S. $506,850)                                              1,622,519

-------------------------------------------------------------------------------
  TOTAL INVESTMENTS BEFORE FOREIGN CURRENCY ON DEPOSIT
-------------------------------------------------------------------------------
    (Cost U.S. $56,832,807#)                                  U.S. $133,140,193

  FOREIGN CURRENCY ON DEPOSIT (0.9%)

    (Interest Bearing)

    British Pound Sterling           Brt Pd    5,300          U.S. $      8,865
    Irish Pound                       IR Pd  930,644                  1,306,438
  TOTAL FOREIGN CURRENCY ON DEPOSIT
    (Cost U.S. $1,287,152)                                            1,315,303

  TOTAL INVESTMENTS (100.6%)
    (Cost U.S. $58,119,959)                                         134,455,496

  OTHER ASSETS AND LIABILITIES (-0.6%)
    Cash                                                                 10,967
    Dividends and Interest Receivable                                   137,605
    Prepaid Expenses                                                     41,713
    Net Unrealized Depreciation of Forward Foreign Currency
      Contract (Note A)                                                 822,240)
    Principal Investment Advisory Fee Payable (Note B)                  (73,878)
    Co-Advisory Fee Payable (Note B)                                    (21,332)
    Administration Fee Payable (Note B)                                 (21,332)
    Accrued Directors' Fees and Expenses (Note C)                       (15,175)
    Other Liabilities                                                   (77,699)
                                                                   ------------
                                                                       (841,371)

  NET ASSETS (100.0%)
    Applicable to 5,009,000 outstanding
      U.S. $.01 par value shares
      (authorized 20,000,000 shares)                          U.S. $133,614,125

  NET ASSET VALUE PER SHARE
    (U.S. $133,614,125 / 5,009,000)                           U.S. $      26.67
                                                                          =====
-------------------------------------------------------------------------------
  # Aggregate cost for U.S. Federal income tax purposes.

                  SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACT
                    FORWARD FOREIGN CURRENCY CONTRACT TO SELL
                                    Contract to Deliver
                 -----------------------------------------------------------
Delivery                 Local                 In Exchange         Value in          Unrealized
  Date                 Currency                For U.S. $           U.S. $          Depreciation
-----------      ------------------------      -------------      ----------      ----------------
06/10/1998       Irish Pound   18,409,425       25,000,000        25,822,240      U.S. $  (822,240)
                                                                                       ===========

                                                               Value (Note A)

  AT APRIL 30, 1998 NET ASSETS CONSISTED OF:

   Common Stock, U.S. $.01 Par Value --
   Authorized 20,000,000 Shares;

   Issued and Outstanding 5,009,000 Shares                    U.S. $     50,090
   Capital Surplus                                                   54,517,462
   Undistributed Net Investment Income                                   45,612
   Accumulated Net Realized Gain                                      3,480,844
   Unrealized Appreciation of Securities, Forward
     Foreign Currency Contracts, Foreign Currency and
     Net Other Assets                                                75,520,117

  TOTAL NET ASSETS                                            U.S. $133,614,125

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Statement of Operations

                                       For the Six Months Ended
                                     April 30, 1998 (unaudited)

  INVESTMENT INCOME

Dividends (Net of Withholding Taxes of
  U.S. $3,174)                                                 U.S. $   792,418
Interest                                                                 31,007

  TOTAL INVESTMENT INCOME                                               823,425

  EXPENSES

    Principal Investment Advisory Fee
      (Note B)                                U.S.$  401,633
    Co-Advisory Fee (Note B)                         112,271
    Administration Fee (Note B)                      109,205
    Custodian Fees (Note B)                           19,424
    Directors' Fees and Expenses (Note C)             40,210
    Legal and Audit Fees                              23,100
    Other                                             51,941

  TOTAL EXPENSES                                                        757,784

  NET INVESTMENT INCOME                                                  65,641

  REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE D)

   Realized Gain/(Loss) on:
      Securities Transactions                      1,377,442
      Forward Foreign Currency Contracts           2,232,903
      Foreign Currency Transactions                 (126,588)
                                                  ----------
    Net Realized Gain on Investments                                  3,483,757
      During the Period

    Net Change in Unrealized Appreciation/
      (Depreciation) of:
      Securities                                  34,596,401
      Forward Foreign Currency Contracts            (598,210)
      Foreign Currency and Net Other Assets         (197,748)
                                                  ----------
    Net Unrealized Appreciation of Investments
      During the Period                                              33,800,443
                                                                    -----------

  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                    37,284,200

  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                            U.S. $37,349,841

    See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      Statement of Changes in Net Assets

                                    Six Months Ended
                                     April 30, 1998              Year Ended
                                       (unaudited)             October 31, 1997

  Net Investment Income              U.S. $    65,641          U.S. $   703,290
  Net Realized Gain on
    Investments                             3,483,757                 3,145,831
  Net Unrealized Appreciation
    of Investments                         33,800,443                14,518,848
                                         ------------              ------------
  Net Increase in Net Assets
    Resulting from Operations              37,349,841                18,367,969
    Distributions to Shareholders
    from:
      Net Investment Income                  (330,594)               (1,091,962)
      Net Realized Gains                   (3,526,336)               (1,788,213)
                                         ------------              ------------
    Net Increase in Net Assets             33,492,911                15,487,794

  NET ASSETS
    Beginning of Period                   100,121,214                84,633,420
                                         ------------              ------------
    End of Period (Including
      Undistributed Net
      Investment Income of
      $45,612 and $310,565 at
      April 30, 1998 and
      October 31, 1997,
      respectively)                 U.S. $133,614,125         U.S. $100,121,214
                                         ============              ============
  See Notes to Financial Statements.
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

----------------------------------------------------------------------------------------------------------------------------------
                                                       Financial Highlights

For a Fund share outstanding throughout each period.

                                Six Months Ended                                Year Ended October 31,
                                  April 30, 1998     -----------------------------------------------------------------------------
                                     (Unaudited)            1997++            1996            1995            1994            1993
Operating Performance:
Net Asset Value,
  Beginning of Period               U.S. $19.99       U.S. $16.90      U.S. $13.61     U.S. $10.94     U.S. $ 9.54     U.S. $ 7.99
                                         ------            ------           ------          ------          ------          ------
Net Investment Income                      0.01              0.14             0.14            0.11            0.10            0.12
Net Realized and Unrealized
  Gain/(Loss) on Investments               7.44              3.53             3.42            2.67            1.37            1.66
                                         ------            ------           ------          ------          ------          ------
Net Increase/(Decrease) in Net
  Assets Resulting from
  Investment Operations                    7.45              3.67             3.56            2.78            1.47            1.78
Distributions to Shareholders
  from:
  Net Investment Income                   (0.07)            (0.22)           (0.14)          (0.11)          (0.07)          (0.12)
  Net Realized Gains                      (0.70)            (0.36)           (0.13)            --              --              --
  Capital Surplus                           --                --               --              --              --            (0.11)
                                         ------            ------           ------          ------          ------          ------
    Total from Distributions              (0.77)            (0.58)           (0.27)          (0.11)          (0.07)          (0.23)
                                         ------            ------           ------          ------          ------          ------
Net Asset Value, End of Period      U.S. $26.67       U.S. $19.99      U.S. $16.90     U.S. $13.61     U.S. $10.94     U.S. $ 9.54
                                         ======            ======           ======          ======          ======          ======
Share Price, End of Period          U.S. $24.75       U.S. $15.75      U.S. $14.00     U.S. $11.25     U.S. $10.13     U.S. $ 8.75
                                         ======            ======           ======          ======          ======          ======
Total Investment Return*                 39.08%            17.03%           27.12%          12.46%          16.59%          29.34%
                                         ======            ======           ======          ======          ======          ======

  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net Assets,
  End of Period (000's)           U.S. $133,614     U.S. $100,121     U.S. $84,633    U.S. $68,186    U.S. $54,785    U.S. $47,806
    Ratio of Net Investment Income
      to Average Net Assets              0.12%+            0.78%            0.95%            0.94%           0.93%           1.39%
Ratio of Operating Expenses to
  Average Net Assets                     1.39%+            1.54%            1.63%            1.74%           1.87%           1.88%
Portfolio Turnover Rate                     6%               11%              12%              21%             13%             15%

 * Based on share price and reinvestment of income distributions.
 + Annualized
++ Per share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period since the use of the undistributed income method did not accord with results of operations.

  See Notes to Financial Statements.
----------------------------------------------------------------------------------------------------------------------------------

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                  Notes to Financial Statements (unaudited)

    The Irish Investment Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

A. SIGNIFICANT ACCOUNTING POLICIES:
    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available is determined in good faith at fair value using estimation methods approved by the Board of Directors. Short-term securities that mature in 60 days or less are valued at amortized cost.

    DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: The Fund intends to distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and substantially all of its net realized capital gains, if any. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

    REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements require that the market value of the collateral be sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows: assets and liabilities at the closing rates of exchange on the valuation date; security transactions and investment income and expenses at the closing rates of exchange on the dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

    FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

B. MANAGEMENT SERVICES:
    The Fund has entered into an investment advisory agreement (the "Principal Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Prior to April 1, 1998, under the Principal Investment Advisory Agreement, the Fund paid a monthly fee at an annual rate of 0.75% of the value of its average weekly net assets.

    Effective April 1, 1998, pursuant to an amended Principal Investment Advisory Agreement fee schedule, the Fund pays a monthly fee at an annual rate of 0.75% on the first $100 million and 0.50% of the value of the average weekly net assets of the Fund in excess of $100 million.

    The Fund has also entered into an investment advisory agreement (the "U.S. Co-Advisory Agreement") with Salomon Brothers Asset Management Inc ("Salomon Brothers Asset Management"). Effective November 28, 1997, the Fund under the U.S. Co-Advisory Agreement pays a monthly fee at an annual rate of 0.20% of the value of its average weekly net assets. Prior to November 28, 1997 the Fund paid a monthly fee at an annual rate of 0.25% -- See Note G.

    The Fund has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc., a subsidiary of First Data Corporation. Under the Administration Agreement, the Fund pays a monthly fee at an annual rate of 0.20% of the value of its average monthly net assets.

    BankBoston serves as custodian of the Fund's assets held outside of Ireland. Bank of Ireland serves as custodian of the Fund's assets held in Ireland. During the six months ended April 30, 1998, the Fund paid U.S. $14,148 in custodial fees to Bank of Ireland.

    For the six months ended April 30, 1998, the Fund incurred total brokerage commissions of $20,924, of which $2,652 was paid to Davy Stockbrokers, an affiliate of Bank of Ireland Asset Management.

C. DIRECTORS FEES:
    The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or Salomon Brothers Asset Management of any affiliate thereof, an annual retainer of U.S. $7,000, plus U.S. $700 for each meeting of the Board of Directors or Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund U.S. $3,500 annually in addition to the amount he may receive as detailed above. Each Director will be reimbursed for travel and out-of-pocket expenses.

D. PURCHASES AND SALES OF SECURITIES:
    The cost of purchases and proceeds from sales of securities for the six months ended April 30, 1998, excluding U.S. government and short-term investments, aggregated U.S. $6,882,323 and U.S. $7,308,143, respectively.

    At April 30, 1998, aggregate gross unrealized appreciation for all securities (excluding foreign currency on deposit) in which there was an excess value over tax cost was U.S. $76,307,386 and aggregate gross unrealized depreciation for all securities (excluding foreign currency on deposit) in which there was no excess of tax cost over value.

E. COMMON STOCK:
    On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On March 30, 1990, in conjunction with its initial underwriting, 5,000,000 shares of common stock were issued. Costs incurred in the initial offering of shares aggregated U.S. $1,231,000 and were charged to capital upon commencement of operations. No subsequent shares have been issued since the initial underwriting.

F. MARKET CONCENTRATION:
    Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

G. SUBSEQUENT EVENT:
    The merger of Salomon Inc (the parent company of Salomon Brothers Asset Management) and Travelers Group Inc. (the "Transaction") could have been deemed to have resulted in an "assignment" (as defined by the 1940 Act) of the U.S. Co-Advisory Agreement between the Fund and Salomon Brothers Asset Management in effect prior to the closing of the Transaction (the "Former U.S. Co-Advisory Agreement"). As required by the 1940 Act, the Former U.S. Co-Advisory Agreement provided for an automatic termination in the event of its "assignment". Therefore, effective November 28, 1997 (the date of the Transaction) the Fund entered into a new U.S. Co-Advisory Agreement with Salomon Brothers Asset Management. The fee under the new U.S. Co-Advisory Agreement, the Fund pays a monthly fee at the annual rate of 0.20% of the Fund's average monthly net assets.

                                 *  *  *  *

    In accordance with Section 23(c) of the 1940 Act, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

    The Fund will distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan approved by the Fund's Board of Directors (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Fund shares registered in street name may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These stockholders should consult their broker-dealer for details. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for the Fund.

    The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange ("NYSE"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the NYSE or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

    Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

    The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

    In the case of stockholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

    There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

    The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for The Irish Investment Fund, Inc. in care of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, telephone number (718) 921-8283.

MEETING OF STOCKHOLDERS (UNAUDITED)
    On March 10, 1998, the Fund held its Annual Meeting of Stockholders. The following Directors were elected by the following votes: Denis P. Kelleher -- 3,882,660 For; 27,635 Abstaining and James M. Walton -- 3,879,439 For; 30,856
Abstaining. Peter J. Hooper, William P. Clark and Gerald F. Colleary continue to serve in their capacities as Directors of the Fund. The selection of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending October 31, 1998 was ratified by the following votes: 3,875,781 For; 16,429 Against; and 16,582 Abstaining. Lastly, stockholders approved a new U.S. Co-Advisory Agreement between Salomon Brothers Asset Management and the Fund by the following votes: 3,700,216 For; 85,870 Against; and 58,145 Abstaining.
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
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                         THE IRISH INVESTMENT FUND, INC.

  ---------------------------DIRECTORS AND OFFICERS-------------------------
  Peter J. Hooper -              Chairman of the Board
  William P. Clark -             Director
  Gerald F. Colleary -           Director
  Denis P. Kelleher -            Director
  James M. Walton -              Director
  Richard H. Rose -              President and Treasurer
  Brigid O. Bieber -             Secretary
  Elizabeth A. Russell -         Assistant Secretary

  ------------------------PRINCIPAL INVESTMENT ADVISOR----------------------
  Bank of Ireland Asset Management (U.S.) Limited
  20 Horseneck Lane
  Greenwich, Connecticut 06830

  ----------------------------- U.S. CO-ADVISOR ----------------------------
  Salomon Brothers Asset Management Inc
  Seven World Trade Center
  New York, New York 10048

  ------------------------------ ADMINISTRATOR -----------------------------
  First Data Investor Services Group, Inc.
  One Exchange Place
  53 State Street
  Boston, Massachusetts 02109

  ------------------------------- CUSTODIANS -------------------------------
  Bank of Ireland
  Lower Baggot Street
  Dublin 2, Ireland

  BankBoston
  150 Royall Street
  Canton, Massachusetts 02021

  ----------------------- STOCKHOLDER SERVICING AGENT ----------------------
  American Stock Transfer & Trust Company
  40 Wall Street
  New York, New York 10005

  ------------------------------ LEGAL COUNSEL -----------------------------
  Sullivan & Cromwell
  125 Broad Street
  New York, New York 10004

  ------------------------- INDEPENDENT ACCOUNTANTS ------------------------
  Price Waterhouse LLP
  160 Federal Street
  Boston, Massachusetts 02110

  ----------------------------- CORRESPONDENCE -----------------------------
  ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
    The Irish Investment Fund, Inc.
    c/o First Data Investor Services Group, Inc.
    One Exchange Place -- BOS865
    53 State Street
    Boston, Massachusetts 02109
  TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
  1-800-GO-TO-IRL (1-800-468-6475)
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